Other Income (Loss), Net (Tables)	12 Months Ended
Dec. 31, 2023
Other Income (Loss), Net
Schedule of other income (loss), net

	Year Ended December 31,
	2021	2022	2023
	$	$	$
Realized gain on marketable securities	2,127,985	31,891	—
Unrealized gain (loss) on marketable securities	(1,722,700)	—	—
Income (loss) from sales of properties held for sales	(17,430)	742	—
Foreign exchange gain (loss)	(431,686)	1,217,262	(74,190)
Others	252,706	246,497	—

Total	208,875	1,496,392	(74,190)